Filed Pursuant to Rule 497 (e)
Registration No. 033-08746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED December 16, 2011, TO THE

PROSPECTUS DATED March 1, 2011

The purpose of this supplement is to inform investors that effective as of January 1, 2012, Mr. Douglas B. Groh will become a portfolio manager of the Tocqueville Gold Fund.

As a result, on page 12 of the Prospectus, the paragraph under the section entitled “Management: Portfolio Manager” is revised to read as follows:

“Portfolio Managers

John Hathaway, Senior Managing Director of Tocqueville Asset Management, L.P. has been a portfolio manager of the Gold Fund since its inception in 1997. Mr. Douglas B. Groh, Portfolio Manager and Senior Research Analyst of Tocqueville Asset Management, L.P. has been a portfolio manager of the Gold Fund since January 1, 2012.”

In addition, on page 27 of the Prospectus, the fifth paragraph under “Portfolio Management” regarding Mr. Hathaway should be deleted and replaced with the following:

“John Hathaway has been a portfolio manager of the Gold Fund since 1997. Mr. Hathaway also serves as a Senior Managing Director of the Advisor. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

Douglas B. Groh has been a portfolio manager of the Gold Fund since 2012. Mr. Groh also serves as a Senior Research Analyst at the Advisor and is a member of the gold investment team. Prior to joining the Advisor in 2003, Mr. Groh was Director of Investment Research at Grove Capital from 2001 to 2003, and from 1990-2001, held investment research and banking positions at J.P. Morgan, Merrill Lynch and ING Bank. Mr. Groh began his career as a mining and precious metals analyst in 1985 at U.S. Global Investors. Mr. Groh earned a BS in Geology and Geophysics from the University of Wisconsin – Madison and an M.A. from the University of Texas at Austin, where he focused on mineral economics.”

Please retain this Supplement with your Prospectus for reference.